Exhibit 99.1
ANNEX A
The Trust Student Loan Pool as of July 31, 2022
The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 120 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.
Unless otherwise specified, all information with respect to the trust student loans is presented as of July 31, 2022, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,071,029 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 4 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.

2003-1

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.
Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$326,201,893
Aggregate Outstanding Principal Balance – Treasury Bill	$45,981,923
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.10%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$280,219,970
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	85.90%
Number of Borrowers	$6,437
Average Outstanding Principal Balance Per Borrower	50,676
Number of Loans	11,279
Average Outstanding Principal Balance Per Loan – Treasury Bill	$48,504
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	27,124
Weighted Average Remaining Term to Scheduled Maturity	202 months
Weighted Average Annual Interest Rate	$7.40%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	0	0.0%
3.01% to 3.50%	0	0	0.0
3.51% to 4.00%	0	0	0.0
4.01% to 4.50%	1	30,296	*
4.51% to 5.00%	8	39,566	*
5.01% to 5.50%	171	2,090,450	0.6
5.51% to 6.00%	1,036	19,304,901	5.9
6.01% to 6.50%	2,169	43,039,026	13.2
6.51% to 7.00%	3,269	78,998,205	24.2
7.01% to 7.50%	667	20,467,059	6.3
7.51% to 8.00%	1,550	56,623,685	17.4
8.01% to 8.50%	2,120	85,628,681	26.3
Equal to or greater than 8.51%	288	19,980,023	6.1

Total	11,279	326,201,893	100.0%
*  Represents a percentage greater than 0% but less than 0.05%.
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00x	705	$1,705,694	0.5%
$5,000.00-$9,999.99	602	4,474,275	1.4
$10,000.00-$14,999.99	621	7,812,864	2.4
$15,000.00-$19,999.99	557	9,722,149	3.0
$20,000.00-$24,999.99	404	9,064,402	2.8
$25,000.00-$29,999.99	391	10,729,311	3.3
$30,000.00-$34,999.99	350	11,339,618	3.5
$35,000.00-$39,999.99	316	11,824,152	3.6
$40,000.00-$44,999.99	262	11,139,904	3.4
$45,000.00-$49,999.99	224	10,625,326	3.3
$50,000.00-$54,999.99	208	10,938,856	3.4
$55,000.00-$59,999.99	157	9,044,965	2.8
$60,000.00-$64,999.99	116	7,261,507	2.2
$65,000.00-$69,999.99	132	8,913,739	2.9
$70,000.00-$74,999.99	108	7,824,816	2.4
$75,000.00-$79,999.99	100	7,728,446	2.4
$80,000.00-$84,999.99	98	8,081,065	2.5
$85,000.00-$89,999.99	87	7,614,991	2.3
$90,000.00-$94,999.99	73	6,735,757	2.1
$95,000.00-$99,999.99	60	5,851,411	1.8
$100,000.00 and above	866	157,768,645	48.4

Total	6,437	326,201,893	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	10,384	$292,198,111	89.6%
31-60 days	306	9,501,528	2.9
61-90 days	186	7,668,408	2.4
91-120 days	114	4,475,236	1.4
121-150 days	54	2,226,536	0.7
151-180 days	66	3,457,926	1.1
181-210 days	29	1,469,081	0.5
Greater than 210 days	140	5,205,066	1.6

Total	11,279	$326,201,893	100.0%

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	75	$22,166	*
4 to 12	328	461,281	0.1%
13 to 24	455	1,417,657	0.4
25 to 36	497	2,491,197	0.8
37 to 48	541	3,861,063	1.2
49 to 60	926	6,949,908	2.1
61 to 72	633	6,665,630	2.0
73 to 84	477	6,206,668	1.9
85 to 96	404	6,199,875	1.9
97 to 108	531	9,688,407	3.0
109 to 120	896	17,372,323	5.3
121 to 132	725	18,638,325	5.7
133 to 144	559	16,576,510	5.1
145 to 156	488	15,966,243	4.9
157 to 168	523	19,249,758	5.9
169 to 180	409	15,387,971	4.7
181 to 192	338	14,306,086	4.4
193 to 204	282	13,070,231	4.0
205 to 216	227	10,880,100	3.3
217 to 228	217	11,161,783	3.4
229 to 240	205	10,181,374	3.1
241 to 252	149	8,515,523	2.6
253 to 264	111	6,116,238	1.9
265 to 276	109	6,531,593	2.0
277 to 288	120	7,284,132	2.2
289 to 300	295	23,418,856	7.2
301 to 312	678	58,766,434	18.0
313 to 324	21	1,799,304	0.6
325 to 336	10	1,070,882	0.3
337 to 348	14	1,912,492	0.6
349 to 360	18	2,653,157	0.8
361 and above	18	1,378,725	0.4

Total	11,279	$326,201,893	100.00%
*  Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	271	8,167,480	2.5%
Forbearance	876	38,464,135	11.8
Repayment
First year in repayment	89	6,746,504	2.1
Second year in repayment	87	5,963,383	1.8
Third year in repayment	117	10,250,187	3.1
More than 3 years in repayment	9,839	256,610,204	78.7

Total	11,279	326,201,893	100.0%

(1) Of the trust student loans in forbearance status, approximately 14 loans with an aggregate outstanding principal balance of $324,112, representing 0.10% of the pool by principal balance, are in the Coronavirus Disaster Forbearance Program.
Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program.); or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 136.1 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2003-1

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	18.3	-	211.4
Forbearance	-	6.7	226.4
Repayment	-	-	197.4

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $8,167,480 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $6,007,527 or approximately 73.6% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

2003-1

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	174	$4,779,586	1.5%
Alaska	12	319,146	0.1
Arizona	262	8,867,885	2.7
Arkansas	154	3,847,398	1.2
California	1,332	43,390,677	13.3
Colorado	215	5,037,920	1.5
Connecticut	78	1,611,741	0.5
Delaware	25	374,758	0.1
District of Columbia	34	966,197	0.3
Florida	652	21,871,163	6.7
Georgia	417	15,761,300	4.8
Hawaii	30	790,493	0.2
Idaho	63	1,953,718	0.6
Illinois	507	13,564,374	4.2
Indiana	165	3,806,730	1.2
Iowa	68	1,616,627	0.5
Kansas	258	7,537,861	2.3
Kentucky	98	3,103,591	1.0
Louisiana	497	13,082,178	4.0
Maine	35	1,270,481	0.4
Maryland	220	6,662,744	2.0
Massachusetts	196	3,959,870	1.2
Michigan	370	11,487,544	3.5
Minnesota	233	5,159,667	1.6
Mississippi	168	4,480,921	1.4
Missouri	332	9,415,059	2.9
Montana	41	747,080	0.2
Nebraska	50	1,360,764	0.4
Nevada	97	2,447,966	0.8
New Hampshire	34	649,323	0.2
New Jersey	162	4,817,693	1.5
New Mexico	39	1,384,598	0.4
New York	398	12,469,143	3.8
North Carolina	194	5,734,946	1.8
North Dakota	6	230,184	0.1
Ohio	60	1,139,920	0.3
Oklahoma	328	7,989,116	2.4
Oregon	275	9,032,006	2.8
Pennsylvania	235	5,946,538	1.8
Rhode Island	14	512,508	0.2
South Carolina	104	3,424,901	1.0
South Dakota	11	291,642	0.1
Tennessee	279	7,921,066	2.4
Texas	1,244	33,959,574	10.4
Utah	49	1,391,388	0.4
Vermont	6	269,900	0.1
Virginia	229	6,574,554	2.0
Washington	425	11,300,467	3.5
West Virginia	30	860,880	0.3
Wisconsin	259	7,525,625	2.3
Wyoming	17	293,109	0.1
Other	98	3,207,376	1.0

Total	11,279	326,201,893	100.0%
*  Represents a percentage greater than 0% but less than 0.05%

2003-1

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2003-1

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	4,791	$116,220,513	35.6%
Other Repayment Options(1)	4,139	88,162,370	27.0
Income-driven Repayment(2)	2,349	121,819,010	37.3

Total	11,279	$326,201,893	100.0%
(1)  Includes, among others, graduated repayment and interest-only period loans.
(2) Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 139 loans with an aggregate outstanding principal balance of $6,241,494 currently in an interest-only period.  These interest-only loans represent approximately 1.9% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	5.662	$139,286,726	42.7%
Unsubsized	5,617	186,915,166	57.3

Total	11,279	$326,201,893	100.0%

2003-1

The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	32	$847,331	0.3%
October 1, 1993 through June 30, 2006	11,247	325,354,562	99.7
July 1, 2006 and later	0	0	0.0

Total	11,279	$326,201,893	100.0%

2003-1

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	705	$10,267,460	3.1%
College Assist	23	565,402	0.2
Educational Credit Management Corporation	1,002	29,121,418	8.9
Great Lakes Higher Education Corporation	5,851	181,647,644	55.7
Kentucky Higher Educ. Asst. Auth.	189	5,085,094	1.6
Louisiana Office Of Student Financial Asst	215	4,505,947	1.4
Michigan Guaranty Agency	220	5,670,570	1.7
New York State Higher Ed Services Corp	587	16,394,587	5.0
Oklahoma Guaranteed Stud Loan Prog	339	8,558,543	2.6
Pennsylvania Higher Education Assistance Agency	1,175	36,949,108	11.3
Texas Guaranteed Student Loan Corp	973	27,436,120	8.4
Total	11,279	326,201,893	100.0%

2003-1